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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-KA into AHL Services, Inc.'s previously filed Registration Statement File Nos. 333-37627 and 333-36813.


                                                 ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
 October 2, 1998